UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2021
WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.
On March 15, 2021, Westell, Inc. (the "Borrower" or the “Company”), a wholly owned subsidiary of Westell Technologies, Inc. executed a loan agreement with St. Charles Bank & Trust Company, N.A., as lender for the amount of $1,637,522 (the “PPP2 Loan”), pursuant to the second round draw loan funding from the Paycheck Protection Program (the “PPP”) pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act and administered by the U.S. Small Business Administration (the "SBA").

The PPP2 Loan is evidenced by a promissory note (the “Note”), between the Company and St. Charles Bank & Trust Company, N.A. The Note has a five-year term, bears interest at a rate of 1.00% per annum, and may be prepaid at any time without incurring any prepayment charges. Monthly principal and interest payments, less the amount of any potential forgiveness (discussed below), will commence on one month after the expiration of the Deferment Period. The Borrower did not provide any collateral or guarantees for the PPP2 Loan, nor did Borrower pay any facility charge to obtain the PPP2 Loan. The Note provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects.

All or a portion of the PPP2 Loan, including accrued interest, may be forgiven by the SBA and lender upon application, along with submission of the documentation of expenditures in accordance with the SBA requirements by the Company. Loan forgiveness is available for the sum of eligible payroll costs, covered rent payments, covered utilities, covered supplier costs, and covered worker protection expenditures during the applicable covered period. In the event the PPP2 Loan, or any portion thereof, is forgiven pursuant to the PPP, the amount forgiven is applied to outstanding principal. The Company intends to use the proceeds of the PPP2 Loan for eligible purposes and to pursue forgiveness, although the Company may take action that could cause some or all of the PPP2 Loan to become ineligible for forgiveness. No assurance is provided that forgiveness for all or any portion of the PPP2 Loan will be obtained.

A copy of the Promissory Note is filed as Exhibit 10.1 to this report and incorporated herein by reference.

On Tuesday, March 16, 2021, Westell, Inc. received notice of forgiveness for the full amount of the original loan (the “PPP Loan”) for $1,637,522, plus all accrued interest that it had obtained under the SBA Paycheck Protection Program of the CARES Act from JPMorgan Chase Bank, N.A (the “Lender”). The terms of the PPP Loan are described in the Form 8-K filed on April 20, 2020. The Borrower previously applied to the Lender for forgiveness of the PPP Loan.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under of Off-Balance Sheet Arrangement of a Registrant.
The disclosure in Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Promissory Note dated March 15, 2021, by and among Westell, Inc. and St. Charles Bank & Trust Company, N.A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	March 19, 2021	By:	/s/ Jeniffer L. Jaynes
Jeniffer L. Jaynes
Chief Financial Officer